UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 28, 2010
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 28, 2010, the Registrant’s subsidiary, Enserco Energy Inc. (“Enserco”), entered into a Joinder Agreement to its Third Amended and Restated Credit Agreement dated as of May 8, 2009 (the “Credit Facility”), with Credit Agricole Corporate and Investment Bank.  The Joinder Agreement adds $23.5 million of subscribed commitments to the Credit Facility bringing the total subscribed commitments to $250 million.

Also, on May 28, 2010, Enserco, entered into a Fourth Amendment to the Credit Facility.  The Fourth Amendment provides for Enserco’s new business line, coal marketing.

The Joinder Agreement and Fourth Amendment to the Credit Facility are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1
Joinder Agreement dated May 28, 2010 to the Third Amended and Restated Credit Agreement dated as of May 8, 2009, among Enserco Energy Inc., the borrower, BNP Paribas, as administrative agent, and Credit Agricole Corporate and Investment Bank.

10.2
Fourth Amendment to Third Amended and Restated Credit Agreement effective May 28, 2010, among Enserco Energy Inc., the borrower, BNP Paribas, as administrative agent, collateral agent and the documentation agent, as an issuing bank, and a bank, Societe Generale, as an issuing bank, a bank and the syndication agent, and each of the other financial institutions which are parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: June 3, 2010

Exhibit Index

Exhibit No.                                Description

10.1
Joinder Agreement dated May 28, 2010 to the Third Amended and Restated Credit Agreement dated as of May 8, 2009, among Enserco Energy Inc., the borrower, BNP Paribas, as administrative agent, and Credit Agricole Corporate and Investment Bank.

10.2
Fourth Amendment to Third Amended and Restated Credit Agreement effective May 28, 2010, among Enserco Energy Inc., the borrower, BNP Paribas, as administrative agent, collateral agent and the documentation agent, as an issuing bank, and a bank, Societe Generale, as an issuing bank, a bank and the syndication agent, and each of the other financial institutions which are parties thereto.

4